EXHIBIT 99.1

NOTE PURCHASE AGREEMENT

This Note Purchase Agreement, (“Agreement”), is made as of June 30, 2021, by and between the Maine Technology Institute, a non-profit corporation organized under the laws of the State of Maine (“Holder”), and ImmuCell Corporation, a Corporation organized under the laws of the State of Delaware, Federal tax identification number 01-0382980 (“Company”) (collectively referred to as the “Parties”).

1.0	INTRODUCTION

1.1	MTI. Holder was established by the Maine Legislature to stimulate and support research and development activity leading to the commercialization of new products and services to enhance the competitive position of Maine’s technology- intensive industrial sectors, and thereby promote economic development and job creation. Holder’s goal is to contribute to the long-term development of a statewide research, development, and product deployment infrastructure, thereby enhancing the competitive position of Maine’s technology intensive industries, while supporting clusters of industrial activity and creating jobs for Maine people.

1.2	Investment Program. To achieve these goals, Holder makes loans to and equity investments in qualifying companies under the Maine Technology Institute Investment Program.

1.3	Project Application. The Company has submitted a loan application (“Application”) to Holder to cost-share a project that will stimulate the commercialization of a new product or service, stimulate the formation and growth of technology businesses, increase Maine’s capacity for technology-based companies and services, address gaps in the technology-related business infrastructure, or create and support an integrated targeted-industry cluster enhancing the competitive position of those industries in Maine (“Project”).

1.4	Agreement Purpose. The Parties, in reliance upon the representations, warranties and covenants contained in the Application and in this Agreement, enter into this Agreement in order to promote these mutual interests.

2.0	CONSIDERATION

2.1	Consideration. For valuable and sufficient consideration received and to be received, including, but not limited to, performance of the Parties’ respective obligations under this Agreement, the Parties have entered into this Agreement.

3.0	AGREEMENT TERM

3.1	Effective and Termination Dates. The term of this Agreement shall commence on the Effective Date, which is the same as the Effective Date of the Note and shall terminate on the earlier of the following events (“Termination Date”):

3.1.1	Full repayment of all outstanding Note balances under this Agreement by the Company; or

3.1.2	A declaration by Holder that all outstanding Obligations payable by Company must be repaid immediately following an Event of Default under Appendix B Note Section 4(ii), “Rights of Holder Upon Default,” and following the Holder’s delivery of a final default letter to the Company.

4.0	REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company makes the following representations and warranties to Holder:

4.1	Continuing Representations. All information in the Company’s Application, including but not limited to the Scope of Work, Deliverables, Disbursement Schedule, and Project Budget set forth in Appendix A, remains true and correct, and there has been no material adverse change in the business, assets, operations, or financial conditions of the Company, or in the matters described in the Application or supplemental materials pertaining to the Project since submittal of the final Application.

4.2	Agreement. Neither this Agreement, or any other documents, certificates or agreements required by Holder to be executed in connection with this Agreement for funding contains any untrue statement of a material fact or any omission of a material fact.

4.3	Authority. The Company has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated thereby.

4.4	Organization. The Company is duly organized, validly existing, registered with the Maine Secretary of State and in good standing to do business in Maine, and has all requisite power and authority to own, lease, and operate its property and conduct its business.

4.5	Compliance with Other Instruments, None Burdensome. The execution, delivery and performance of and compliance with this Agreement and the Note will not result in nor constitute any breach, default or violation of (i) any material agreement, contract, lease, license, instrument or commitment (oral or written) to which the Company is a party or (ii) any law, rule, regulation, statute or order applicable to the Company, any of its subsidiaries or their respective properties, nor result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or its subsidiaries. No person has any right to participate in the sale by the Company of the Note (other than rights that have been fully satisfied or waived).

4.6	Required Consents. No consent, approval, order or authorization of, or designation, registration, declaration or filing with, any federal, state, local or provincial or other governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement and the Note, other than, if required, filings or qualifications under the Maine Uniform Securities Act, as amended (the “Maine Uniform Securities Act”), or other applicable blue sky laws, which filings or qualifications, if required, will be timely filed or obtained by the Company.

Offering. The Company will issue the Note in compliance with all applicable federal and state securities laws, relying in part upon the representations and warranties of the Holder in Section 6 below.

4.7	Conflicts of Interest. The Company has disclosed any relationship, direct or indirect, between the Company, its Officers, Directors, members or employees, and Holder. The Company is in compliance with the conflict of interest provisions of 5 M.R.S.A. Chapter 407, Section 15307.

5.0	COMPANY’S ADDITIONAL COVENANTS

The Company agrees to abide by the following additional covenants, effective as of the Effective Date and surviving until the Termination Date or any specified later date:

5.1	Place of Business. The Company will maintain a regular place of business in the State of Maine throughout the term of this Agreement. A regular place of business is defined for purposes of this Agreement as a facility where the Company carries on its business in a regular and systematic manner, that is continuously maintained, occupied, and used by employees of the Company, and that is managed by a senior employee who is authorized to make binding decisions on behalf of the Company on all matters pertaining to the Agreement.

5.2	Matching Funds. The Company will contribute all payments and services designated as Matching Funds on the schedule and from the funding sources set forth in the Company’s Application as incorporated in Appendix A, or as revised with Holder’s written approval.

5.3	Project Work. The Company shall undertake all work described in Appendix A Scope of Work and Deliverables in good faith and with due diligence and shall expend loan funds disbursed under this Agreement only for the purposes detailed in Appendix A or by subsequent written approval of Holder. The Company shall notify Holder immediately of any event which reduces or is likely to reduce the Company’s ability to undertake all work described in Appendix A.

5.4	Intellectual Property. The Company has set forth in Appendix D a description of all patents, copyrights, trademarks, trade secrets and other intellectual property rights owned or controlled by Recipient or any third party (collectively, “Background IP”) that may be material to commercialization of the technology to be developed or commercialized in the Project funded by this Agreement (“Technology”), and Recipient owns or has secured all necessary rights in and to the Background IP to commercialize the Technology. Recipient will provide to MTI, at MTI’s request, true and accurate copies of all license agreements, assignments and other agreements pertaining to such Background IP. The Company will promptly report any additional patents, copyrights, trademarks, trade secrets or other intellectual property rights developed by or acquired by the Company during the Agreement Term that may be material to commercialization of the Technology (“Project Technology”) and the Parties will amend Appendix D to include that Technology. Recipient shall not sell, license, or otherwise transfer its rights in and to the Background or Project IP necessary to commercialize the Technology without compliance with Section 5.10 below.

5.5	Partnership, Association or Joint Venture. If the Company or its successor-in- interest is a partnership, association or joint venture, by the Company’s execution of this Agreement each person comprising such partnership, association or joint venture shall be jointly and severally bound for all the obligations of such party under the Agreement.

5.6	Project Records. The Company shall create and maintain records necessary to document the financial and other information to be reported to Holder pursuant to this Agreement. The Company shall provide such records, and any additional information reasonably requested by Holder, until the Termination Date of this Agreement, and for an additional five-year period following the Termination Date. This covenant shall survive the Termination Date of the Agreement.

5.7	Project Reports. The Company shall submit all reports to Holder required by Appendix C in a timely manner, including all reports due during the five-year period following the Termination Date. This covenant shall survive the Termination Date of the Agreement.

5.8	Survey. The Company shall complete an annual Impact Metrics Reporting Survey pertaining to the economic impacts of the Agreement required by Appendix C until the Termination Date of this Agreement, and for an additional five-year period following the Termination Date. The annual Survey will require information pertaining to project outcomes and impacts and may be amended from time to time. The Company’s completion of the annual Survey is an important obligation under this Agreement, vital to Holder’s ability to assess its program effectiveness, and the Company’s obligation to complete the Survey shall survive for an additional five-year period following the Termination Date. This covenant shall survive the Termination Date of the Agreement.

5.9	Material Change Notification. The Company shall notify Holder promptly of any material change in the Company’s legal status, financial status, or compliance status with federal and state laws, or of any material change in the status of the Project that would have a significant adverse effect on the Company’s ability to implement the Project as described in Appendix A.

5.10	Notice of Sale, License, or Transfer. The Company shall notify Holder at least 60 days prior to any proposed sale, license, or other transfer by the Company that would result in the Company’s non-compliance with the representations, warranties, or covenants in Section 4 or 5 of this Agreement. The Company’s notice shall include a proposal for repayment of the Appendix B Note and all related Company Obligations under this Agreement prior to such a sale, license or transfer event.

5.11	Observation Rights. In Lieu of typical observation rights, until the outstanding Company Obligations due under the Appendix B Note and under this Agreement are paid in full, the Holder shall receive copies of the Company board of directors meeting minutes that are distributed to members of the board of directors or the board of advisors, or of written consents of actions of the board of directors; provided, however, that the Company shall have the right to exclude the from the Holder portions of any such meetings in which attorney-client privileged matters, or matters as to which the Holder or its affiliates have a conflict of interest, are presented or discussed, and to remove or redact from materials provided to the Holder information that relates to any such matters. All information obtained by the Maine Technology Institute, or its agents, shall be subject to the confidentiality provisions of 5 MRS section 15302-A and shall be considered confidential information by the Maine Technology Institute and any subsequent assignee upon a request by the Company.

5.12	Information Rights. The books and records of the Company pertaining to this Agreement shall be maintained at the principal Maine office of the Company at all times and shall be open to the reasonable inspection and examination of the Holder, or its duly authorized representatives, during reasonable business hours for a period of five years following repayment of this Note. This covenant shall survive the Termination Date of the Agreement.

6.0	HOLDER REPRESENTATIONS AND WARRANTIES

The Holder represents and warrants to the Company as of the time of issuance of the Note as follows:

6.1	Investment Intent; Authority. The Holder is acquiring the Note for investment for the Holder’s own account, and not as nominee or agent for investment, and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) or the Maine Uniform Securities Act. The Holder has the full right, power, authority and capacity to enter into and perform this Agreement and the Agreement will constitute a valid and binding obligation upon Holder, except as the same may be limited by laws of general application affecting the enforcement of creditors’ rights.

6.2	Note Not Registered. The Holder understands and acknowledges that the offering of the Note will not be registered under the Securities Act or qualified under the Maine Uniform Securities Act on the grounds that the offering and sale of the Note contemplated by this Agreement are exempt from registration under the Securities Act and exempt from qualification under the Maine Uniform Securities Act. The Holder acknowledges and understands that resale of a Note may be restricted indefinitely unless the Note is subsequently registered under the Securities Act and qualified under the Maine Uniform Securities Act or an exemption from such registration and such qualification is available.

6.3	No Transfer. The Holder covenants that in no event will it dispose of any of the Note other than: (i) in conjunction with an effective registration statement under the Securities Act or pursuant to an exemption therefrom; (ii) in compliance with Rule 144 promulgated under the Securities Act and the securities laws of the State of Maine; or (iii) by transfer or assignment to a Holder affiliate or successor-in- interest, or to a State of Maine agency (including, but not limited to, the Finance Authority of Maine).

6.4	Accredited Investor. The Holder is an accredited investor as that term is defined in Regulation D promulgated by the Securities and Exchange Commission under the Securities Act.

7.0	NOTE ISSUANCE

7.1	Issuance of the Note. At a closing (“Closing”) to be held simultaneously with the execution of this Agreement, the Company will issue, sell, and deliver to the Holder, and the Holder will purchase from the Company, a promissory note in the aggregate principal amount of $400,000.00 (the “Note”). The purchase price for the Note shall be the principal amount thereof, payable in multiple advances as set forth in Appendix A hereto. Capitalized terms used in this Agreement but not otherwise defined herein shall have the meanings set forth in the Note.

7.2	Terms of the Note. The terms and conditions of the Note are set forth in the form of Note attached as Appendix B hereto.

7.3	Delivery. The Company will deliver the Note to the Holder at the Closing, against receipt by Company of the purchase price for the Note on the Disbursement Schedule set forth in Appendix A pursuant to terms and conditions of this Agreement.

7.4	Legal Fees. The Holder may require the Company to pay for any of the Holder’s legal fees associated with the negotiation and preparation of any Holder-requested revision to this Agreement or the related Note subsequent to closing.

7.5	Use of Note Proceeds. The proceeds of the Note shall be used by the Company for the purposes set forth in the Company’s Appendix A Scope of Work, Deliverables and Project Budget. The Company shall not use the proceeds of the Note for any purpose not described in Appendix A without the prior written approval of the Holder.

8.0	MISCELLANEOUS

8.1	Governing Law. This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of Maine, without regard to the conflicts of law provisions of the State of Maine or of any other state.

8.2	Entire Agreement. The Parties acknowledge that this Agreement together with the Note sets forth the entire agreement of the Parties as to the subject matter hereof and shall not be modified except by the execution of a written instrument signed by the Parties.

8.3	Validity. The provisions of this Agreement are severable, and in the event that any provision of this Agreement shall be determined to be invalid or unenforceable under any controlling and applicable body of law, such invalidity or unenforceability shall not in any way affect the validity of the enforceability of the remaining provisions hereof, and if performance of the Agreement would transcend the limit of validity prescribed by any applicable law, the obligation to be fulfilled shall be reduced to the limit of such validity.

8.4	Assignability. Holder may assign this Agreement or transfer the related Appendix B Note to any affiliate or successor-in-interest, or any agency of the State of Maine (including, but not limited to, the Finance Authority of Maine), subject to the applicable federal and state securities laws. The Company may not assign this Agreement or transfer the related Appendix B Note, nor any of the rights, interests or obligations hereunder, in whole or in part without the Holder’s prior written consent.

8.5	Notices. All written notices anticipated by this Agreement shall be deemed to be successfully delivered if mailed to the signatory for the party by United States Postal Service registered or certified mail, or by overnight carrier at the address listed under the signatures below. The Company has the sole obligation to provide Holder with updated address information.

8.6	Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized representatives as an instrument under seal for purposes of 14 MRS §751 and 1 MRS §72(26-B) as of the date and year first written above.

COMPANY:		ATTESTING WITNESS

ImmuCell Corporation
56 Evergreen Drive
Portland, Maine 04103

By:	/s/ Michael F. Brigham	/s/ Elizabeth S. Toothaker
Title:	President & CEO
Date:	June 30, 2021	Date: June 30, 2021

HOLDER:		ATTESTING WITNESS

MAINE TECHNOLOGY INSTITUTE
8 Venture Avenue
Brunswick, Maine 04011

By:	/s/ Brian Whitney	/s/ Barb Ford
Name:	Brian Whitney
Title:	President

Date:	June 30, 2021	Date: June 30, 2021